SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2004

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York     10080

(Address of principal executive offices)               (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Exhibits are filed herewith in connection with the completion by Merrill Lynch & Co., Inc. (the “Company”) of its offer to exchange its Exchange Liquid Yield Option Notes due 2032 (Zero Coupon-Floating Rate-Senior) (the “New LYONs”) for a like original principal amount of its issued and outstanding Liquid Yield Option Notes due 2032 (Zero Coupon-Floating Rate-Senior), and the issuance of the New LYONs under an indenture dated as of December 14, 2004, between the Company and JPMorgan Chase Bank, N.A. (the “Indenture”). The Company shall issue $2,232,108,000 aggregate original principal amount of Exchange Liquid Yield Option Notes™ due 2032 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(4)	Instruments defining the rights of security holders, including indentures.

(1) Form of Indenture (including the form of LYON to be issued thereunder) (incorporated by reference to the Registrant’s Form T-3 filed with the SEC on November 9, 2004)

(2) Form of Merrill Lynch & Co., Inc.’s Exchange Liquid Yield Option Notes due 2032 (attached as Exhibit A to Exhibit (4)(1) hereto).

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to the Exchange Liquid Yield Option Notes due 2032 (including consent for inclusion of such opinion in this report relating to such Securities).

™	Trademark of Merrill Lynch & Co., Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/S/ JOHN LAWS
John Laws Assistant Treasurer

Date: December 14, 2004

3

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED DECEMBER 14, 2004

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

(4)	Instruments defining the rights of security holders, including indentures.

(1)    Form of Indenture (including the form of LYON to be issued thereunder) (incorporated by reference to the Registrant’s Form T-3 filed with the SEC on November 9, 2004).

(2)    Form of Merrill Lynch & Co., Inc.’s Exchange Liquid Yield Option Notes due 2032 (attached as Exhibit A to Exhibit (4)(1) hereto).

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to the Exchange Liquid Yield Option Notes due 2032 (including consent for inclusion of such opinion in this report relating to such Securities).